UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2016

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On December 12, 2016, Pacific Biosciences of California, Inc. (the “Company”) received notice from F. Hoffman-La Roche Ltd (“Roche”) that Roche has elected to terminate for convenience the Development, Commercialization and License Agreement dated September 24, 2013 (the “Agreement”) between the Company and Roche. The termination will become effective February 10, 2017, 60 days after the date of the notice in accordance with the terms of the Agreement.

Pursuant to the Agreement, the Company: (i) had been developing diagnostic products for clinical use including sequencing systems and consumables based on the Company’s proprietary Single Molecule, Real-Time (SMRT®) technology; (ii) had agreed to grant to Roche an exclusive right to commercialize, and an exclusive license to sell, the developed diagnostic products for clinical use, the exclusivity of which was contingent on achieving sales minimums to be established in the future and contingent on Roche not selling for clinical use any new sequencing instrument that competes with any diagnostic instrument system developed under the Agreement; and (iii) had agreed to manufacture and supply certain products intended for clinical use as the exclusive supplier to Roche. The Company previously achieved all of the development milestones described in the Agreement and received an aggregate of $75 million from Roche pursuant to the Agreement, comprised of a non-refundable up-front payment of $35 million and an additional $40 million for achievement of the development milestones. Certain provisions of the Agreement, including confidentiality provisions, non-exclusive licenses to certain intellectual property, indemnification provisions, and dispute resolution provisions expressly survive termination in accordance with the terms of the Agreement.

The Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 12, 2013, and is incorporated by reference herein.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On December 15, 2016, the Company issued a press release announcing termination of the Agreement by Roche. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated December 15, 2016 titled “PacBio Announces Termination of Agreement with Roche Diagnostics”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Susan K. Barnes
Susan K. Barnes Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Date: December 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 15, 2016 titled “PacBio Announces Termination of Agreement with Roche Diagnostics”